SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

TOTAL RETURN CALCULATION (STANDARDIZED)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; the "10-year rate" is for the period January 1, 1988 through December 31, 1997. "Since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:

      Formula

        P(1 + T) (n) = ERV

        P   =  a hypothetical initial payment of $1,000

        T   =  average annual total return

        n   =  number of years

        ERV = ending redeemable value at the end of 1, 5, or 10 year periods (or a fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The total returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, maintenance fees, administrative charges (if applicable) and deferred sales charges).

TOTAL RETURN CALCULATION (NON-STANDARDIZED)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "3-year rate" is for the period January 1, 1995 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; and the "10-year rate" is for the period January 1, 1988 through December 31, 1997.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations), and the "since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

                                      Maintenance                            One Year   One Year    One Year   Five Year
Fund Name                                Fee       As of Date  As of AUV    as of Date  as of AUV    w/DSC    as of Date
---------                             ----------   ----------  ---------    ----------  ---------    ------   ----------
Aetna Balanced VP, Inc.                    0       12/31/97   17.26395      12/31/96    14.273255    14.91%    12/31/92
Aetna Bond VP                              0       12/31/97   12.851593     12/31/96    12.016778     1.60%    12/31/92
Aetna Crossroads VP                        0       12/31/97   10.288438     12/31/96     8.861459    10.30%    08/31/95
Aetna Growth and Income VP                 0       12/31/97   20.538818     12/31/96    16.012775    21.85%    12/31/92
Aetna Growth VP                            0       12/31/97   13.469458     05/30/97                           05/30/97
Aetna Index Plus Large Cap VP              0       12/31/97   12.705822     12/31/96     9.609964    25.60%    10/31/96
Aetna Legacy VP                            0       12/31/97   11.774925     12/31/96    10.413485     7.42%    08/31/95
Aetna Money Market VP                      0       12/31/97   10.055848     12/31/96     9.654531    (1.05%)   12/31/92
Aetna Small Company VP                     0       12/31/97   13.773216     05/30/97                           05/30/97
Fidelity VIP High Income Portfolio         0       12/31/97   10.12514      12/31/96     8.713822    10.39%    06/30/95
Janus Aspen Growth Portfolio               0       12/31/97   12.304649     12/31/96    10.151266    15.15%    07/29/94
Janus Aspen Worldwide Growth Portfolio     0       12/31/97   12.526239     12/31/96    10.384296    14.60%    04/28/95
Oppenheimer Strategic Bond Fund            0       12/31/97   10.13924      05/30/97                           05/30/97
Portfolio Partners MFS Emerging
  Equities Portfolio                       0       12/31/97   10.326655     11/28/97                           11/28/97
Alger American Small Cap/
  PPI-MFS Emerging Equities                0       12/31/97   10.326655     12/31/96     9.573929     2.47%    09/30/93
Portfolio Partners
  MFS Value Equity Portfolio               0       12/31/97   13.019275     11/28/97                           11/28/97
Neuberger & Berman AMT Growth/
  PPI-MFS Value Equity                     0       12/31/97   13.019275     12/31/96    10.43496     18.53%    12/31/92
Portfolio Partners
  Scudder International
  Growth Portfolio                         0       12/31/97   10.411791     11/28/97                           11/28/97
Scudder International
  Portfolio Class A/
  PPI-Scudder International Growth         0       12/31/97   10.411791     12/31/96     9.673946     2.25%    12/31/92
Portfolio Partners
  T. Rowe Price Growth
  Equity Portfolio                         0       12/31/97    9.604914     11/28/97                           11/28/97
Alger American Growth/
  PPI-T. Rowe Price Growth Equity          0       12/31/97    9.604914     12/31/96     7.584106    20.31%    02/28/95

                                           Five Year    Five Year   Ten Year       Ten Year    Ten Year   Inception   Inception
Fund Name                                  as of AUV      w/DSC    as of Date     as of AUV     w/DSC        Date        AUV
---------                                  ---------    --------   ----------     ---------    -------    ---------   ----------
Aetna Balanced VP, Inc.                    9.365925       12.55%    06/30/89                               06/30/89    6.977534
Aetna Bond VP                              9.787639        5.17%    12/31/87        6.031392   7.86%
Aetna Crossroads VP                                                 08/31/95                               08/31/95    7.204851
Aetna Growth and Income VP                 9.68108        15.76%    12/31/87        4.99776   15.18%
Aetna Growth VP                                                     05/30/97                               05/30/97   11.319796
Aetna Index Plus Large Cap VP                                       10/31/96                               10/31/96    9.186513
Aetna Legacy VP                                                     08/31/95                               08/31/95    8.823763
Aetna Money Market VP                      8.462505        3.09%    12/31/87        6.39524    4.63%
Aetna Small Company VP                                              05/30/97                               05/30/97   11.414995
Fidelity VIP High Income Portfolio                                  06/30/95                               06/30/95    7.231856
Janus Aspen Growth Portfolio                                        07/29/94                               07/29/94    6.697847
Janus Aspen Worldwide Growth Portfolio                              04/28/95                               04/28/95    6.597291
Oppenheimer Strategic Bond Fund                                     05/30/97                               05/30/97    9.618399
Portfolio Partners MFS Emerging
  Equities Portfolio                                                11/28/97                               11/28/97   10.45647
Alger American Small Cap/
  PPI-MFS Emerging Equities                                         09/30/93                               09/30/93    6.779059
Portfolio Partners
  MFS Value Equity Portfolio                                        11/28/97                               11/28/97   12.833603
Neuberger & Berman AMT Growth/
  PPI-MFS Value Equity                     7.523106       11.14%    11/30/92                               11/30/92    7.395079
Portfolio Partners
  Scudder International
  Growth Portfolio                                                  11/28/97                               11/28/97   10.283167
Scudder International
  Portfolio Class A/
  PPI-Scudder International Growth         5.835441       11.82%    08/31/92                               08/31/92    6.156251
Portfolio Partners
  T. Rowe Price Growth
  Equity Portfolio                                                  11/28/97                               11/28/97    9.412948
Alger American Growth/
  PPI-T. Rowe Price Growth Equity                                   02/28/95                               02/28/95    5.240699


                                                        Separate
                                            Inception    Account             One Year  Three Year  Five Year   Ten Year   Inception
Fund Name                                    w/ DSC      Charge   Free Out     DSC       DSC          DSC         DSC        DSC
---------                                   ---------   --------  --------   -------   ----------  ---------   --------   ---------
Aetna Balanced VP, Inc.                       11.24%        125        0      5.00%       4.00%      2.00%      0.00%       0.00%
Aetna Bond VP                                               125        0      5.00%       4.00%      2.00%      0.00%
Aetna Crossroads VP                           14.47%        125        0      5.00%       4.00%      2.00%      0.00%       4.00%
Aetna Growth and Income VP                                  125        0      5.00%       4.00%      2.00%      0.00%
Aetna Growth VP                               13.04%        125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Aetna Index Plus Large Cap VP                 26.37%        125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Aetna Legacy VP                               11.20%        125        0      5.00%       4.00%      2.00%      0.00%       4.00%
Aetna Money Market VP                                       125        0      5.00%       4.00%      2.00%      0.00%
Aetna Small Company VP                        14.63%        125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Fidelity VIP High Income Portfolio            12.53%        125        0      5.00%       4.00%      2.00%      0.00%       4.00%
Janus Aspen Growth Portfolio                  18.02%        125        0      5.00%       4.00%      2.00%      0.00%       4.00%
Janus Aspen Worldwide Growth Portfolio        25.14%        125        0      5.00%       4.00%      2.00%      0.00%       4.00%
Oppenheimer Strategic Bond Fund                0.14%        125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Portfolio Partners MFS Emerging
  Equities Portfolio                          (6.18%)       125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Alger American Small Cap/
  PPI-MFS Emerging Equities                    9.62%        125        0      5.00%       4.00%      2.00%      0.00%       3.00%
Portfolio Partners
  MFS Value Equity Portfolio                  (3.63%)       125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Neuberger & Berman AMT Growth/
  PPI-MFS Value Equity                        11.32%        125        0      5.00%       4.00%      2.00%      0.00%       2.00%
Portfolio Partners
  Scudder International
  Growth Portfolio                            (3.81%)       125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Scudder International
  Portfolio Class A/
  PPI-Scudder International Growth             9.94%        125        0      5.00%       4.00%      2.00%      0.00%       2.00%
Portfolio Partners
  T. Rowe Price Growth
  Equity Portfolio                            (3.06%)       125        0      5.00%       4.00%      2.00%      0.00%       5.00%
Alger American Growth/
  PPI-T. Rowe Price Growth Equity             22.03%        125        0      5.00%       4.00%      2.00%      0.00%       4.00%

                                        Maintenance                           One Year    One Year   One Year   Three Year
Fund Name                                   Fee      As of Date  As of AUV   as of Date   as of AUV  w/out DSC  as of Date
---------                               -----------  ----------  ---------   ----------   ---------  ---------  ----------
Aetna Balanced VP, Inc.                      0       12/31/97    17.26395     12/31/96   14.27326      20.95%    12/30/94
Aetna Bond VP                                0       12/31/97    12.851593    12/31/96   12.016778      6.95%    12/30/94
Aetna Crossroads VP                          0       12/31/97    10.288438    12/31/96    8.861459     16.10%
Aetna Growth and Income VP                   0       12/31/97    20.538818    12/31/96   16.012775     28.27%    12/30/94
Aetna Growth VP                              0       12/31/97    13.469458    12/31/96   10.255077     31.34%
Aetna Index Plus Large Cap VP                0       12/31/97    12.705822    12/31/96    9.609964     32.22%
Aetna Legacy VP                              0       12/31/97    11.774925    12/31/96   10.413485     13.07%
Aetna Money Market VP                        0       12/31/97    10.055848    12/31/96    9.654531      4.16%    12/30/94
Aetna Small Company VP                       0       12/31/97    13.773216    12/31/96   10.37067      32.81%
Fidelity VIP High Income Portfolio           0       12/31/97    10.12514     12/31/96    8.713822     16.20%    12/30/94
Janus Aspen Growth Portfolio                 0       12/31/97    12.304649    12/31/96   10.151266     21.21%    12/30/94
Janus Aspen Worldwide Growth Portfolio       0       12/31/97    12.526239    12/31/96   10.384296     20.63%    12/30/94
Oppenheimer Strategic Bond Fund              0       12/31/97    10.13924     12/31/96    9.445277      7.35%    12/30/94
Portfolio Partners MFS Emerging
  Equities Portfolio                         0       12/31/97    10.326655    11/28/97                           11/28/97
Alger American Small Cap/
  PPI-MFS Emerging Equities                  0       12/31/97    10.326655    12/31/96    9.573929      7.86%    12/30/94
Portfolio Partners
  MFS Value Equity Portfolio                 0       12/31/97    13.019275    11/28/97                           11/28/97
Neuberger & Berman AMT Growth/
  PPI-MFS Value Equity                       0       12/31/97    13.019275    12/31/96   10.43496      24.77%    12/30/94
Portfolio Partners
  Scudder International
  Growth Portfolio                           0       12/31/97    10.411791    11/28/97                           11/28/97
Scudder International
  Portfolio Class A/
  PPI-Scudder International Growth           0       12/31/97    10.411791    12/31/96    9.673946      7.63%    12/30/94
Portfolio Partners
  T. Rowe Price Growth
  Equity Portfolio                           0       12/31/97     9.604914    11/28/97                           11/28/97
Alger American Growth/
  PPI-T. Rowe Price Growth Equity            0       12/31/97     9.604914    12/31/96    7.584106     26.65%    12/31/94


                                          Three Year    Three Year   Five Year    Five Year   Five Year   Ten Year
Fund Name                                 as of AUV      w/out DSC   as of Date   as of AUV   w/out DSC   as of Date
---------                                 ---------      ---------   ----------   ---------   ---------   ----------
Aetna Balanced VP, Inc.                   9.989337        20.01%      12/31/92    9.365925     13.01%      04/03/89
Aetna Bond VP                            10.060669         8.50%      12/31/92    9.787639      5.60%      12/31/87
Aetna Crossroads VP                                                   07/05/95                             07/05/95
Aetna Growth and Income VP                9.976816        27.21%      12/31/92    9.68108      16.23%      12/31/87
Aetna Growth VP                                                       12/13/96                             12/13/96
Aetna Index Plus Large Cap VP                                         09/16/96                             09/16/96
Aetna Legacy VP                                                       07/05/95                             07/05/95
Aetna Money Market VP                     8.860649         4.31%      12/31/92    8.462505      3.51%      12/31/87
Aetna Small Company VP                                                12/26/96                             12/26/96
Fidelity VIP High Income Portfolio        6.491784        15.97%      12/31/92    5.621099     12.49%      12/31/87
Janus Aspen Growth Portfolio              6.751555        22.15%      09/13/93                             09/13/93
Janus Aspen Worldwide Growth Portfolio    6.479458        24.57%      09/13/93                             09/13/93
Oppenheimer Strategic Bond Fund           7.49428         10.60%      05/03/93                             05/03/93
Portfolio Partners MFS Emerging
  Equities Portfolio                                                  11/28/97                             11/28/97
Alger American Small Cap/
  PPI-MFS Emerging Equities               6.530719        16.50%      12/31/92    6.182478     10.81%      09/21/88
Portfolio Partners
  MFS Value Equity Portfolio                                          11/28/97                             11/28/97
Neuberger & Berman AMT Growth/
  PPI-MFS Value Equity                    7.443719        20.48%      12/31/92    7.523106     11.59%      12/31/87
Portfolio Partners
  Scudder International
  Growth Portfolio
Scudder International                                                 11/28/97                             11/28/97
  Portfolio Class A/
  PPI-Scudder International Growth        7.778803        10.21%      12/31/92    5.835441     12.28%      12/31/87
Portfolio Partners
  T. Rowe Price Growth
  Equity Portfolio                                                    11/28/97                             11/28/97
Alger American Growth/
  PPI-T. Rowe Price Growth Equity         5.031456        24.05%      12/31/92    4.152117     18.26%      01/09/89


                                                                                                       Separate
                                            Ten Year     Ten Year    Inception   Inception    Inception  Account
Fund Name                                   as of AUV    w/out DSC     Date         AUV       w/out DSC  Charge   Free Out
---------                                   ---------    ---------   ---------   ---------    ---------  ------   --------
Aetna Balanced VP, Inc.                                             04/03/89      6.868108     11.12%     125        0
Aetna Bond VP                               6.031392       7.86%                                          125        0
Aetna Crossroads VP                                                 07/05/95      6.95346      17.02%     125        0
Aetna Growth and Income VP                  4.99776       15.18%                                          125        0
Aetna Growth VP                                                     12/13/96     10.113846     31.31%     125        0
Aetna Index Plus Large Cap VP                                       09/16/96      8.796974     32.91%     125        0
Aetna Legacy VP                                                     07/05/95      8.582956     13.52%     125        0
Aetna Money Market VP                       6.39524        4.63%                                          125        0
Aetna Small Company VP                                              12/26/96     10.256662     33.75%     125        0
Fidelity VIP High Income Portfolio          3.440114      11.40%                                          125        0
Janus Aspen Growth Portfolio                                        09/13/93      6.452038     16.20%     125        0
Janus Aspen Worldwide Growth Portfolio                              09/13/93      5.445496     21.38%     125        0
Oppenheimer Strategic Bond Fund                                     05/03/93      7.628368      6.29%     125        0
Portfolio Partners MFS Emerging
  Equities Portfolio                                                11/28/97     10.457191     (1.25%)    125        0
Alger American Small Cap/
  PPI-MFS Emerging Equities                                         09/21/88      2.313255     17.50%     125        0
Portfolio Partners
  MFS Value Equity Portfolio                                        11/28/97     12.851921      1.30%     125        0
Neuberger & Berman AMT Growth/
  PPI-MFS Value Equity                      3.762554      13.22%                                          125        0
Portfolio Partners
  Scudder International
  Growth Portfolio                                                  11/28/97     10.261695      1.46%     125        0
Scudder International
  Portfolio Class A/
  PPI-Scudder International Growth          3.872308      10.40%                                          125        0
Portfolio Partners
  T. Rowe Price Growth
  Equity Portfolio                                                  11/28/97      9.424623      1.91%     125        0
Alger American Growth/
  PPI-T. Rowe Price Growth Equity                                   01/09/89      2.139551     18.21%     125        0